UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                  F O R M 8 - K


                                 CURRENT REPORT
                         Pursuant To Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 20, 2004
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                             Jaco Electronics, Inc.
               (Exact name of registrant as specified in charter)


     New York                    000-05896               11-1978958
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 (State or other jurisdiction   (Commission File          (IRS Employer
      of incorporation)            Number)                 Identification No.)

         145 Oser Avenue, Hauppauge, New York             11788
         ------------------------------------   -------------------------
       (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code (631) 273-5500
        ----------------------------------------------------------------


                                       N/A
          (Former name or former address, if changed since last report)

Item. 2.01.  Completion of Acquisition or Disposition of Assets

On September 20, 2004, we completed the sale of substantially all of the assets of our non-core contract manufacturing subsidiary, Nexus Custom Electronics, Inc., to a subsidiary of Sagamore Holdings, Inc. for $12.0 million and the assumption of certain liabilities. Pursuant to the agreement, Sagamore Holdings has entered into a contract that designates us as a key supplier of electronic components to its subsidiary for a period of five years.

Under the terms of the agreement, we received $9.25 million of the purchase consideration in cash at closing. The balance of the purchase consideration will be satisfied through a $2.75 million subordinated note issued by the purchaser. We may also receive up to $1 million as consideration under a six-year earn-out agreement with Sagamore. As a result of the sale, we will classify the operations of Nexus Custom Electronics as "discontinued" as of July 1, 2003 (the beginning of the our 2004 fiscal year).

A copy of the press release which we issued on September 21, 2004 reporting the sale is furnished with this report as Exhibit 99.1. The information in the release not otherwise disclosed in this report is being furnished and is not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Forward-Looking Statements

Statements contained in Exhibit 99.1 to this report that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company's actual results could differ materially from those contained in such forward-looking statements. The factors that may affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

Exhibit
Number               Description


10.___ Asset Purchase Agreement made and entered into as of September 20, 2004 among Sagamore Holdings, Inc., NECI
                  Acquisition,   Inc.,  Nexus  Custom  Electronics,   Inc.
                  and  Jaco Electronics, Inc.

99.1              Press release dated September 21, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     JACO ELECTRONICS, INC.



Date: September 23, 2004                             By: /s/ Jeffrey D. Gash
                                                         ---------------------
                                Jeffrey D. Gash,
                            Executive Vice President

                                  EXHIBIT INDEX


Exhibit
Number                     Description

10.___                   Asset  Purchase  Agreement  made and entered into as
                         of September  20, 2004 among  Sagamore Holdings,  Inc.,
                         NECI  Acquisition,   Inc.,  Nexus  Custom  Electronics,
                         Inc.  and  Jaco
                         Electronics, Inc.

99.1                     Press release dated September 21, 2004.